THORNBURG INVESTMENT TRUST

                    STATEMENT OF ADDITIONAL INFORMATION
                                    for
                  THORNBURG INTERMEDIATE MUNICIPAL FUNDS
                     119 East Marcy Street, Suite 202
                        Santa Fe, New Mexico  87501

     Thornburg Intermediate Municipal Funds (the "Funds") are series of Thornburg Investment Trust (the "Trust"), each with a separate investment portfolio and each having one or more classes of shares:

Thornburg Alabama Intermediate Municipal Fund ("Intermediate Alabama Fund") Thornburg Arizona Intermediate Municipal Fund ("Intermediate Arizona Fund") Thornburg Florida Intermediate Municipal Fund ("Intermediate Florida Fund") Thornburg Intermediate Municipal Fund ("Intermediate National Fund") Thornburg New Mexico Intermediate Municipal Fund
   ("Intermediate New Mexico Fund")
Thornburg Pennsylvania Intermediate Municipal Fund
   ("Intermediate Pennsylvania Fund")
Thornburg Tennessee Intermediate Municipal Fund
   ("Intermediate Tennessee Fund")
Thornburg Texas Intermediate Municipal Fund ("Intermediate Texas Fund") Thornburg Utah Intermediate Municipal Fund ("Intermediate Utah Fund")

The Funds' investment adviser is Thornburg Management Company, Inc. ("TMC").

     This Statement of Additional Information relates to the investments proposed to be made by the Funds, investment policies governing the Funds, the Funds' management, and other issues of interest to a prospective purchaser of shares in the Funds.

     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Funds' Prospectus dated February 1, 1996. A copy of the Prospectus may be obtained at no charge by writing to the distributor of the Funds' shares, Thornburg Securities Corporation ("TSC"), at 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501.

     The Trust's name was "Thornburg Income Trust" until October 1, 1995.

     The date of this Statement of Additional Information is February 1,
1996.

                             TABLE OF CONTENTS
                                                   Page


INVESTMENT OBJECTIVES AND POLICIES. . . . . . . . .   1
     Municipal Obligations. . . . . . . . . . . . .   3
     Ratings  . . . . . . . . . . . . . . . . . . . . 6
     Municipal Notes. . . . . . . . . . . . . . . .   7
     Tax-Exempt Demand Bonds. . . . . . . . . . . .   7
     Commercial Paper . . . . . . . . . . . . . . .   7
     Temporary Investments. . . . . . . . . . . . .   8
     Repurchase Agreements. . . . . . . . . . . . .   8
     U.S. Government Obligations. . . . . . . . . .   9

INVESTMENT LIMITATIONS. . . . . . . . . . . . . . .   9

YIELD AND RETURN COMPUTATION:
     Performance and Portfolio Information. . . . .  12
     Computation of Yield and Return - In General .  12
     Additional Portfolio and Performance Information 13

REPRESENTATIVE PERFORMANCE INFORMATION. . . . . . .  14
     Thornburg Intermediate Municipal Fund
     (Classes A and C). . . . . . . . . . . . . . .  14
     Standardized Method of Computing Yield . . . .  14
     Non-standardized Method of Computing Yield . .  14
     Taxable Equivalent Yield . . . . . . . . . . .  14
     Average Annual Total Return. . . . . . . . . .  15
     Thornburg New Mexico Intermediate Municipal Fund
     (Classes A and C). . . . . . . . . . . . . . .  15
     Standardized Method of Computing Yield . . . .  15
     Non-standardized Method of Computing Yield . .  15
     Taxable Equivalent Yield . . . . . . . . . . .  16
     Average Annual Total Return. . . . . . . . . .  16
     Thornburg Florida Intermediate Municipal Fund
     (Classes A and C). . . . . . . . . . . . . . .  17
     Standardized Method of Computing Yield . . . .  17
     Non-standardized Method of Computing Yield . .  17
     Taxable Equivalent Yield . . . . . . . . . . .  17
     Average Annual Total Return. . . . . . . . . .  18

DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . .  19
     Distributions. . . . . . . . . . . . . . . . .  19
     Federal Income Tax Matters . . . . . . . . . .  19
     State and Local Tax Aspects. . . . . . . . . .  22
     Accounts of Shareholders . . . . . . . . . . .  23

INVESTMENT ADVISER AND INVESTMENT ADVISORY AGREEMENT 23

SERVICE AND DISTRIBUTION PLANS. . . . . . . . . . .  26
     Service Plans - Both Classes . . . . . . . . .  26
     Class C Distribution Plan. . . . . . . . . . .  26

PORTFOLIO TRANSACTIONS. . . . . . . . . . . . . . .  28

MANAGEMENT AND HOLDERS OF SECURITIES. . . . . . . .  29

HOW TO PURCHASE FUND SHARES . . . . . . . . . . . .  32

NET ASSET VALUE . . . . . . . . . . . . . . . . . .  35

REDEMPTION OF SHARES. . . . . . . . . . . . . . . .  36

DISTRIBUTOR . . . . . . . . . . . . . . . . . . . .  36

INDEPENDENT AUDITORS. . . . . . . . . . . . . . . .  36

FINANCIAL STATEMENTS. . . . . . . . . . . . . . . .  37



                    INVESTMENT OBJECTIVES AND POLICIES

     The primary investment objective of each of the Funds is to provide for its shareholders as high a level of current income exempt from Federal income tax as is consistent, in the view of the Funds' investment adviser, TMC, with preservation of capital. The Alabama, Arizona, New Mexico, Pennsylvania and Tennessee Funds also seek to provide as high a level of current income exempt from state individual income taxes as is consistent, in the view of TMC, with preservation of capital. The Florida and Pennsylvania Funds seek exemption from those states' imposition of taxes on intangible personal property. A secondary investment objective of the Funds is reducing fluctuations in net asset value per share relative to long-term municipal bond portfolios, by maintaining a portfolio with a dollar-weighted average maturity that will normally not exceed three to ten years. There is a risk in all investments, however, and there can be no assurance that the Funds' objectives will be achieved. The objective of preservation of capital may preclude the Funds from obtaining the highest available yields. The National, New Mexico and Texas Funds were organized on June 4, 1991. The Arizona Fund was organized on January 24, 1994. The other Funds were organized on October 4, 1993.

     The New Mexico Fund commenced investment operations on June 21, 1991, and the National Fund commenced investment operations on July 23, 1991. The Florida Fund commenced investment operations on February 1, 1994.

     The dollar-weighted average effective maturity of the Funds' portfolios normally will not exceed three to ten years. Price changes in the Funds' shares therefore can be expected to be more moderate than the per share fluctuations of portfolios with longer-term bonds.

     The Intermediate National Fund will seek to achieve its objectives by investing in a diversified portfolio of obligations issued by state and local governments. Each single state Fund will acquire Municipal Obligations issued principally by the state having the same name as the Fund, and the political subdivisions and the agencies thereof. Any Fund may invest in obligations of United States possessions and territories or their agencies and instrumentalities. Each single state Fund may invest more than 5% of its portfolio assets in the securities of a single issuer provided that it may not purchase any security (other than certain United States Government securities) if, as a result, more than 5% of the Trust's total assets would be invested in securities of a single issuer. See the discussion under the caption "Investment Limitations."

     Each Fund's assets will normally consist of (1) Municipal Obligations or participation interests therein that are rated at the time of purchase within the four highest grades Aaa, Aa, A, Baa by Moody's Investors Service ("Moody's"), or AAA, AA, A, BBB of Standard & Poor's Corporation ("S&P"), or Fitch Investors Service ("Fitch"), (2) Municipal Obligations or participation interests therein that are not rated by a rating agency, but are issued by obligors that either have other comparable debt obligations that are rated within the four highest grades by Moody's S&P or Fitch, or, in the case of obligors whose obligations are unrated, are deemed by TMC to be comparable with issuers having such debt ratings, and (3) a small amount of cash or equivalents. In normal conditions, the Funds will hold cash pending investment in portfolio securities or anticipated redemption requirements. For an explanation of these ratings, please see "Ratings," page 9. to the extent that unrated Municipal Obligations may be less liquid, there may be somewhat greater risk in purchasing unrated Municipal Obligations than in purchasing comparable, rated Municipal Obligations. If a Fund experienced unexpected net redemptions, it could be forced to sell such unrated Municipal Obligations at disadvantageous prices without regard to the Obligations' investment merits, depressing the Fund's net asset value and possibly reducing the Fund's overall investment performance.

     Except to the extent that the Funds are invested in temporary investments for defensive purposes, each Fund will, under normal conditions, invest 100% of its net assets in Municipal Obligations and normally will not invest less than 80% of its net assets in Municipal Obligations. This 80% policy is a fundamental investment policy of the Funds and may be changed only with the approval of a majority of the outstanding voting securities of a given series of the Fund. Under normal conditions, each single state Fund will attempt to invest 100%, and as a matter of fundamental policy, will invest at least 65% of its net assets in Municipal Obligations which originate in the state having the same name as the Fund.

     The ability of the Funds to achieve their investment objectives is dependent upon the continuing ability of issuers of Municipal Obligations in which the Funds invest to meet their obligations for the payment of interest and principal when due. In addition to using information provided by the rating agencies, TMC will subject each issue under consideration for investment to its own credit analysis in an effort to assess each issuer's financial soundness. This analysis is performed on a continuing basis for all issues held by the Funds. TMC subjects each issue under consideration for investment to the same or similar credit analysis that TMC applies to rated issues.

     Credit ratings are helpful in evaluating bonds, but are relevant primarily to the safety of principal and interest payments under the bonds. These ratings do not reflect the risk that market values of bonds will fluctuate with changes in interest rates. Additionally, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events subsequent to initial ratings. The Funds' investment adviser, TMC, reviews data respecting the issuers of the Funds' portfolio assets on an ongoing basis, and may dispose of portfolio securities upon a change in ratings or adverse events not reflected in ratings.

     The Funds have reserved the right to invest up to 20% of each Fund's net assets in "temporary investments" in taxable securities (of comparable quality to the above tax-exempt investments) that would produce interest not exempt from Federal income tax. Such temporary investments, which may include repurchase agreements with dealers, banks or recognized financial institutions that in the opinion of TMC represent minimal credit risk, may be made due to market conditions, pending investment of idle funds or to afford liquidity. See "Temporary Investments," at page 8. Such investments are, like any investment, subject to market risks and fluctuations in value. In addition, each Fund's temporary taxable investments may exceed 20% of its net assets when made for defensive purposes during periods of abnormal market conditions. The Funds do not expect to find it necessary to make temporary investments in taxable investments.

     No Fund will purchase securities if, as a result, more than 25% of the Fund's total assets would be invested in any one industry. However, this restriction will not apply to purchase of (i) securities of the United States Government and its agencies, instrumentalities and authorities, or (ii) tax exempt securities issued by other governments or political subdivisions, because these issuers are not considered to be members of any industry. This restriction may not be changed as to any Fund unless approved by a majority of the outstanding shares of the Fund.

     The Funds' investment objectives and policies, unless otherwise specified, are not fundamental policies and may be changed by the Trustees without shareholder approval.

Municipal Obligations

     Municipal Obligations include debt and lease obligations issued by states, cities and local authorities to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include the refunding of outstanding obligations, the procurement of funds for general operating expenses and the procurement of funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Municipal Obligations have also been issued to finance single-family mortgage loans and to finance student loans. Such obligations are included within the term "Municipal Obligations" if the interest paid thereon is exempt from federal income tax.

     The two principal classifications of Municipal Obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source. Industrial development bonds are in most cases revenue bonds and are generally not secured by the pledge of the credit or taxing power of the issuer of such bonds. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending on numerous factors.

     The Funds may invest in a variety of types of Municipal Obligations, including but not limited to bonds, notes (such as tax anticipation and revenue anticipation notes), commercial paper and variable rate demand instruments. Variable rate demand instruments are Municipal Obligations or participations therein, either publicly underwritten and traded or privately purchased, that provide for a periodic adjustment of the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal amount and accrued interest upon not more than seven days' notice either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. Such Letters of Credit, guarantees or insurance will be considered in determining whether a Municipal Obligation meets a Fund's investment criteria. See the Prospectus under the caption "Investment Objectives and Policies - Municipal Obligations." The issuer of a variable rate demand instrument may have the corresponding right to prepay the principal amount prior to maturity.

     The Funds also may purchase fixed rate municipal demand instruments either in the public market or privately. Such instruments may provide for periodic adjustment of the interest rate paid to the holder. The "demand" feature permits the holder to demand payment of principal and interest prior to their final stated maturity, either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the instrument. In some cases these demand instruments may be in the form of units, each of which consists of (i) a Municipal Obligation and (ii) a separate put option entitling the holder to sell to the issuer of such option the Municipal Obligation in such unit, or an equal aggregate principal amount of another Municipal Obligation of the same issuer, issue and maturity as such Municipal Obligation, at a fixed price on specified dates during the term of the put option. In those cases, each unit taken as a whole will be considered a Municipal Obligation, based upon an accompanying opinion of counsel. A Fund will invest in a fixed rate municipal demand instrument only if the instrument or the associated letter of credit, guarantee or insurance is rated within the three highest grades of a nationally recognized rating agency, or, if unrated, is deemed by TMC to be of comparable quality with issues having such debt ratings. The credit quality of such investments will be determined on a continuing basis by TMC under the supervision of the Trustees.

     A Fund also may purchase and sell Municipal Obligations on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 30-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment.
The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. That Fund also will maintain liquid assets at least equal in value to commitments for when-issued or delayed delivery securities, such assets to be segregated by State Street Bank & Trust Co., the Fund's custodian, specifically for the settlement of such commitments. The value of the segregated assets will be marked to the market daily so that the Fund will at all times maintain assets in the segregated account equal in value to the amount of these commitments. The Funds will only make commitments to purchase Municipal Obligations on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt.

     TMC will evaluate the liquidity of each Municipal Lease upon its acquisition and periodically while it is held based upon factors established by the Trustees, including (i) the frequency of trades and quotes for the obligation, (ii) the number of dealers who will buy or sell the obligation and the potential buyers for the obligation, (iii) the willingness of dealers to make a market for the obligation, and (iv) the nature and timing of marketplace trades. An unrated Municipal Lease with non-appropriation risk that is backed by an irrevocable bank letter of credit or an insurance policy, issued by a bank or insurer deemed by TMC to be of high quality and minimal credit risk, will not be deemed to be "illiquid" solely because the underlying Municipal Lease is unrated, if TMC determines that the Municipal Lease is readily marketable because it is backed by such letter of credit or insurance policy.

     The Funds will seek to reduce further the special risks associated with investment in Municipal Leases by investing in Municipal Leases only where, in TMC's opinion, certain factors established by the Trustees have been satisfied, including (i) the nature of the leased equipment or property is such that its ownership or use is deemed essential to a governmental function of the governmental issuer, (ii) the Municipal Lease has a shorter term to maturity than the estimated useful life of the leased property and the lease payments will commence amortization of principal at an early date,
(iii) appropriate covenants will be obtained from the governmental issuer prohibiting the substitution or purchase of similar equipment for a specified period (usually 60 days or more) in the event payments are not appropriated,
(iv) the underlying equipment has elements of portability or use that enhance its marketability in the event foreclosure on the underlying equipment was ever required, and (v) the governmental issuer's general credit is adequate. The enforceability of the "non-substitution" provisions referred to in (iii) above has not been tested by the courts. Investments not meeting certain of these criteria (such as the absence of a non-substitution clause) may be made if the Municipal Lease is subject to an agreement with a responsible party (such as the equipment vendor) providing warranties to the Funds that satisfy such criteria.

     Municipal Leases usually grant the lessee the option to purchase the leased property prior to maturity of the obligation by payment of the unpaid principal amount of the obligation and, in some cases, a prepayment fee.
Such prepayment may be required in the case of loss or destruction of the property. The prepayment of the obligation may reduce the expected yield on the invested funds if interest rates have declined below the level prevailing when the obligation was purchased.

     A Fund will not invest in illiquid securities if, as a result of the investment, more than 10% of its net assets will be invested in illiquid securities. For purposes of this limitation, "illiquid securities" shall be deemed to include (1) Municipal Leases subject to non-appropriation risk which are not rated at the time of purchase within the four highest grades by Moody's or S&P and not subject to remarketing agreements (or not currently subject to remarketing, pursuant to the conditions of any such agreement then in effect, with a responsible remarketing party, deemed by TMC to be capable of performing its obligations), (2) repurchase agreements maturing in more than seven days, (3) securities which the Funds are restricted from selling to the public without registration under the Securities Act of 1933, and
(4) other securities or participations not considered readily marketable by the Funds, provided that for purposes of the foregoing an unrated Municipal Lease which is backed by an irrevocable bank letter of credit or an insurance policy, issued by a bank or insurer deemed by TMC to be of high quality and minimal credit risk, will not be deemed to be illiquid.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. These proposals, if enacted, may have the effect of reducing the availability of investments for the Funds. Moreover, the value of the Funds' portfolios may be affected. The Funds could be compelled to reevaluate their investment objectives and policies and submit possible changes in the structure of the Funds for the approval of their respective shareholders.

     The yields on Municipal Obligations are dependent on a variety of factors, including the condition of the general market and the Municipal Obligation market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. See "Ratings." It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields, while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield. The market value of outstanding Municipal Obligations will vary with changes in prevailing interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments. Such variations in market value of Municipal Obligations held in a Fund's portfolio arising from these or other factors will cause changes in the net asset value of the Fund's shares.

Ratings

     Tax-Exempt Bonds. The four highest ratings of Moody's for tax-exempt bonds are Aaa, Aa, A and Baa. Tax-exempt bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to tax-exempt bonds which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated tax-exempt bonds. The Aaa and Aa rated tax-exempt bonds comprise what are generally known as "high grade bonds." Tax-exempt bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated tax-exempt bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Tax-exempt bonds rated Baa are considered "medium grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such tax-exempt bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The foregoing ratings are sometimes presented in parentheses preceded with "Con." indicating the bonds are rated conditionally. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes the probable credit status upon completion of construction or elimination of the basis of the condition.

     The four highest ratings of S&P and Fitch for tax-exempt bonds are AAA, AA, A, and BBB. Tax-exempt bonds rated AAA bear the highest rating assigned by S&P and Fitch to a debt obligation and indicates an extremely strong capacity to pay principal and interest. Tax-exempt bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating, which is the lowest "investment grade" security rating by S&P or Fitch, indicates an adequate capacity to pay principal and interest.
Whereas BBB rated Municipal Obligations they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

     Municipal Notes. The ratings of Moody's for municipal notes are MIG 1, MIG 2, MIG 3 and MIG 4. Notes bearing the designation MIG 1 are judged to be of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Notes bearing the designation MIG 2 are judged to be of high quality, with margins of protection ample although not so large as in the preceding group. Notes bearing the designation of MIG 3 are judged to be of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.
 Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

     The S&P ratings for municipal notes are SP-1+, SP-1, SP-2 and SP-3. Notes bearing an SP-1+ rating are judged to possess overwhelming safety characteristics, with either a strong or very strong capacity to pay principal and interest. Notes rated SP-1 are judged to have either a strong or very strong capacity to pay principal and interest but lack the overwhelming safety characteristics of notes rated SP-1+. Notes bearing an SP-2 rating are judged to have a satisfactory capacity to pay principal and interest, and notes rated SP-3 are judged to have a speculative capacity to pay principal and interest.

     Tax-Exempt Demand Bonds. The rating agencies may assign dual ratings to all long term debt issues that have as part of their provisions a demand or multiple redemption feature. The first rating addresses the likelihood of repayment of principal and interest as due and the second rating addresses only the demand feature. The long term debt rating symbols are used for bonds to denote the long term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For newer "demand notes" maturing in 3 years or less, the respective note rating symbols, combined with the commercial paper symbols, are used (for example. "SP-1+/A-1+").

     Commercial Paper. The ratings of Moody's for issuers of commercial paper are Prime-1, Prime-2 and Prime-3. Issuers rated Prime-1 are judged to have superior ability for repayment which is normally evidenced by (i) leading market positions in well established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structures with moderate reliance on debt and ample asset protection, (if) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 are judged to have a strong capacity for repayment which is normally evidenced by many of the characteristics cited under the discussion of issuers rated Prime-1 but to a lesser degree. Earnings trends, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Adequate liquidity is maintained. Issuers rated Prime-3 are judged to have an acceptable capacity for repayment. The effect of industry characteristics and market composition may be more pronounced. Variability of earnings and profitability may result in changes in the level of debt-protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     The ratings of S&P for commercial paper are A (which is further delineated by Categories A-1+, A-1, A-2 and A-3), B, C and D. Commercial paper rated A is judged to have the greatest capacity for timely payment. Commercial paper rated A-1+ is judged to possess overwhelming safety characteristics. Commercial paper rated A-1 is judged to possess an overwhelming or very strong degree of safety. Commercial paper rated A-2 is judged to have a strong capacity for payment although the relative degree of safety is not as high as for paper rated A-1. Commercial paper rated A-3 is judged to have a satisfactory capacity for timely payment but is deemed to be somewhat more vulnerable to the adverse changes in circumstances than paper carrying the higher ratings. Commercial paper rated B is judged to have an adequate capacity for timely payment but such capacity may be impaired by changing conditions or short-term adversities.

Temporary Investments

     Each Fund has reserved the right to invest up to 20% of its net assets in "temporary investments" in taxable securities that would produce interest not exempt from federal income tax. See "Distributions and Tax Matters." Such temporary investments may be made due to market conditions, pending investment of idle funds or to afford liquidity. These investments are limited to the following short-term, fixed-income securities (maturing in one year or less from the time of purchase): (i) obligations of the United States government or its agencies, instrumentalities or authorities; (ii) prime commercial paper within the two highest ratings of Moody's or S&P;
(iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to the foregoing types of securities. Repurchase agreements will be entered into only with dealers, domestic banks or recognized financial institutions that in the opinion of TMC represent minimal credit risk. Investments in repurchase agreements are limited to 5% of a Fund's net assets. See "Repurchase Agreements." In addition, temporary taxable investments may exceed 20% of a Fund's net assets when made for defensive purposes during periods of abnormal market conditions. The Funds do not expect to find it necessary to make such temporary investments.

Repurchase Agreements

     Any Fund may enter into repurchase agreements with respect to taxable securities constituting "temporary investments" in its portfolio. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements may be viewed as loans collateralized by the underlying security that is the subject of the repurchase agreement. A Fund will not enter into a repurchase agreement if, as a result, more than 5% of the value of its net assets would then be invested in repurchase agreements. The Funds will enter into repurchase agreements only with dealers, banks or recognized financial institutions that in the opinion of TMC represent minimal credit risk. The risk to a Fund is limited to the ability of the seller to pay the agreed upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest if the seller defaults. In the event of a default, the collateral may be sold. A Fund might incur a loss if the value of the collateral has declined, and the Fund might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Funds' investment adviser will monitor the value of the collateral at the time the transaction is entered into and at all subsequent times during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon repurchase price. In the event the value of the collateral declines below the repurchase price, the investment adviser will demand additional collateral from the seller to increase the value of the collateral to at least that of the repurchase price.

U.S. Government Obligations

     The Funds' temporary investments in taxable securities may include obligations of the U.S. government. These include bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government and established under the authority granted by Congress, including, but not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks and the Federal National Mortgage Association. Some obligations of U.S. government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others only by the credit of the issuing agency, authority or other instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

                          INVESTMENT LIMITATIONS

     The Funds have adopted the following fundamental investment policies which may not be changed unless approved by a majority of the outstanding shares of each Fund or "series" of shares that would be affected by such change. Under the Investment Company Act of 1940 (the "Act"), a "vote of the majority of the outstanding voting securities" of a particular series means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of such series or (2) 67% or more of the shares of such series present at a shareholders' meeting if more than 50% of the outstanding shares of such series are represented at the meeting in person or by proxy.

     A Fund may not:

     (1) Invest in securities other than Municipal Obligations (including participations therein) and temporary investments within the percentage limitations specified in the Prospectus under the caption "Investment Objective and Policies";

     (2) The Intermediate National Fund may not purchase any security if, as a result, more than 5% of its total assets would be invested in securities of any one issuer, excluding obligations of, or guaranteed by, the United States government, its agencies, instrumentalities and authorities. Any single state Fund may invest more than 5% of its portfolio assets in the securities of a single issuer provided that it may not purchase any security (other than securities issued or guaranteed as to principal or interest by the United States or its instrumentalities) if, as a result, more than 5% of the Trust's total assets would be invested in securities of a single issuer;

     (3) Borrow money, except for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding 5% of the value of the Fund's total assets at the time of borrowing;

     (4) Pledge, mortgage or hypothecate its assets, except to secure borrowings permitted by subparagraph (3) above;

     (5) Issue senior securities as defined in the Investment Company Act of 1940, except insofar as either Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; or (c) borrowing money in accordance with the restrictions described above;

     (6) Underwrite any issue of securities, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

     (7) Purchase or sell real estate and real estate mortgage loans, but this shall not prevent the Funds from investing in Municipal Obligations secured by real estate or interests therein;

     (8) Purchase or sell commodities or commodity futures contracts or oil, gas or other mineral exploration or development programs;

     (9) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objectives, policies and limitations;

     (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions;

     (11) Write or purchase puts, calls, straddles, spreads or other combinations thereof, except to the extent that securities subject to a demand obligation or to a remarketing agreement may be purchased as set forth in the Prospectus under the captions "Investment Objectives and Policies -- Municipal Obligations";

     (12) Invest more than 5% of its total assets in securities of unseasoned issuers which, together with their predecessors, have been in operation for less than three years excluding (i) obligations of, or guaranteed by, the United States government, its agencies, instrumentalities and authorities and
(ii) obligations secured by the pledge of the faith, credit and taxing power of any entity authorized to issue Municipal Obligations;

     (13) Invest more than 5% of its total assets in securities which the Fund are restricted from selling to the public without registration under the Securities Act of 1933;

     (14) Purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of any such issuer to be held by either Fund;

     (15) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets;

     (16) Purchase securities (other than securities of the United States government, its agencies, instrumentalities and authorities) if, as a result, more than 25% of a Fund's total assets would be invested in any one industry;

     (17) Purchase or retain the securities of any issuer other than the securities issued by that Fund itself if, to the Fund's knowledge, those officers and directors of the Fund, or those officers and directors of TMC, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities; or

     (18) Purchase the securities of any issuer if as a result more than 10% of the value of the Fund's net assets would be invested in restricted securities, unmarketable securities and other illiquid securities (including repurchase agreements of more than seven days maturity and other securities which are not readily marketable).

     (19) For the purpose of applying the limitations set forth in paragraphs
(2) and above, an issuer shall be deemed a separate issuer when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a nongovernmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. Where a security is also guaranteed by the enforceable obligation of another entity it shall also be included in the computation of securities owned that are issued by such other entity. In addition, for purposes of paragraph (2) above, a remarketing party entering into a remarketing agreement with the Fund as described in the Prospectus under the caption "Investment Objective and Policies -- Municipal Obligations" shall not be deemed an "issuer" of a security or a "guarantor" pursuant to such agreement.

     With respect to temporary investments, in addition to the foregoing limitations neither Fund will enter into a repurchase agreement if, as a result thereof, more than 5% of its net assets would be subject to repurchase agreements.

     Although the Funds have the right to pledge, mortgage or hypothecate their assets in order to comply with certain state statutes on investment restrictions, the Funds will not, as a matter of operating policy (which policy may be changed by the Trustees without shareholder approval), pledge, mortgage or hypothecate their portfolio securities to the extent that at any time the percentage of pledged securities will exceed 10% of its total assets.

     In the event the Funds acquire disposable assets as a result of the exercise of a security interest relating to Municipal Obligations, they will dispose of such assets as promptly as possible.

     Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holder of the outstanding voting securities of series investment companies such as the Funds shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a such a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series deemed not to be affected. However, the Rule exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors and trustees from the separate voting requirements of the Rule.

                      YIELD AND RETURN COMPUTATION:
                   Performance and Portfolio Information

Computation of Yield and Return - In General

     The return or yield of any Fund (or class of any Fund) of the Trust may, from time to time, be quoted in reports, sales literature and advertisements published by a Fund, the Funds' principal underwriter, or investment dealers offering shares issued by the Trust. Any such quotation must include a standardized calculation which computes yield for a 30-day or one month period by dividing a portfolio's net investment income per share during the period by the maximum offering price on the last day of the period. The standardized calculation may include the effect of semiannual compounding and will reflect amortization of premiums for those bonds which have a market value in excess of par. New schedules based on market value will be computed each month for amortizing premiums. Provided that any such quotation also is accompanied by the standardized calculation referred to above, any Fund of the Trust also may quote non-standardized performance data of its classes for a specified period by dividing the net investment income per share for that period by either the Fund's average public offering price per share for that same period or the offering price per share on the first or last day of the period, and multiplying the result by 365 divided by the number of days in the specified period. For purposes of this non-standardized calculation net investment income will include accrued interest income plus or minus any amortized purchases discount or premium less accrued expenses. The primary differences between the yield calculations obtained using the standardized performance measure and any non-standardized performance measure will be caused by the following factors: (1) The non-standardized calculation may cover periods other than the 30-day or one month period required by the standardized calculation; (2) The non-standardized calculation may reflect amortization of premium based upon historical cost rather than market value. Amortization of premium based upon historical cost is required by the Internal Revenue Service for tax reporting purposes; (3) The non-standardized calculation may reflect the average offering price per share for the period of the beginning offering price per share for the period, whereas the standardized calculation will always reflect the maximum offering price per share on the last day of the period; (4) the non-standardized calculation may reflect an offering price per share other than the maximum offering price; provided that any time any Fund's performance is quoted in reports, sales literature or advertisements using a public offering price, the performance computed by using the Fund's maximum public offering price also will be quoted in the same piece; (5) The non-standardized performance quotation may include the effective return obtained by compounding the monthly dividends.

     Any performance computation also must include average annual total return quotations for the 1, 5 and 10 year periods ended on the date of the most recent balance sheet included in the registration statement, computed by finding the average annual compounded rates of return over such periods which would equate the initial amount invested at the maximum public offering price to the ending redeemable value. To the extent that a Fund or a class has been in operation less than 1, 5 and 10 years, the time period during which the Fund or the class has been in operation will be substituted for any 1, 5 or 10 year period for which a total return quotation is not obtainable.

     Yield or total return quotations described in this section also may be quoted on a "taxable equivalent yield" basis, provided that the following information is furnished: (1) a standardized taxable equivalent yield based on a 30-day or one month period ended on the date of the most recent balance sheet included in the registration statement; (2) the length of and the last day of the base period used in computing the quotation; and (3) a description of the method by which the quotation is computed.

Additional Portfolio and Performance Information

     Any of the Funds also may illustrate performance or the characteristics of its investment portfolio or classes of the Fund through graphs, tabular data or other displays which describe (i) the average portfolio maturity of the Fund's portfolio securities relative to the maturities of other investments, (ii) the relationship of yield and maturity of the Fund to the yield and maturity of other investments (either as a comparison through use of standard bench marks or indices such as the Treasury yield curve), (iii) changes in the Fund's share price or net asset value relative to changes in the value of other investments, and (iv) the relationship over time of changes in the Fund's (or other investments') net asset value or price and the Fund's (or other investments') investment return.

                  REPRESENTATIVE PERFORMANCE INFORMATION

Thornburg Intermediate Municipal Fund (Classes A and C)

     THE FOLLOWING DATA FOR INTERMEDIATE MUNICIPAL FUND REPRESENT PAST PERFORMANCE, AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     Standardized Method of Computing Yield. The yields of the Intermediate National Fund Class A and Class C shares for the one month period ended September 30, 1995, computed in accordance with the standardized calculation described above, were 4.72% and 4.23% for Class A shares and Class C shares, respectively. This method of computing yield does not take into account changes in net asset value.

     Non-standardized Method of Computing Yield. The Intermediate National Fund's nonstandardized yields, for Class A and Class C shares computed in accordance with its non-standardized method for the 7-day period ended September 30, 1995, were 5.01% and 4.54% for Class A shares and Class C shares, respectively. This nonstandardized method differs from the standardized method of computing yield in that the nonstandardized yield is computed for the 7-day period rather than a 30-day or one month period, the nonstandardized yield reflects amortization of premium based upon historical cost rather than market value, and the nonstandardized yield is computed by compounding dividends monthly rather than semiannually. This method of computing performance does not take into account changes in net asset value.

     Taxable Equivalent Yield. The Intermediate National Fund's taxable equivalent yields for Class A and Class C shares, computed in accordance with the methods described above using a maximum federal tax rate of 39.6%, were as shown below for the indicated periods ending September 30, 1995:

                                                                     Taxable
                                                                   Equivalent
                                                 Yield                Yield
                                                 -----             ----------
     Standardized Method
          30 days ended 09/30/95
               Class A                           4.72%                7.81%
               Class C                           4.23%                7.00%

     Non-standardized Method
          7 days ended 09/30/95
               Class A                           5.01%                8.29%
               Class C                           4.54%                7.52%
          30 days ended 09/30/95
               Class A                           5.01%                8.29%
               Class C                           4.54%                7.52%

The nonstandardized method of computation differs from the standardized method in that the nonstandardized yield for the 7-day period is computed on a basis of seven days rather than the standard 30-day or one month period, the nonstandardized yield reflects amortization of premium based upon historical cost rather than market value, and the nonstandardized yield is computed by compounding dividends monthly rather than semiannually. The standardized and nonstandardized methods of computing yield and taxable equivalent yield do not take into account changes in net asset value.

     Average Annual Total Return. The Intermediate National Fund's Class A and Class C total return figures are set forth below for the period shown ending September 30, 1995. Class A shares were first offered on July 23, 1991, and Class C shares were first offered on September 1, 1994. The data for Class A shares reflect deduction of the maximum sales charge of 3.50% upon purchase. The data for Class C shares relate to Class C shares sold before October 2, 1995. Class C shares sold on or after October 2, 1995 are subject to a contingent deferred sales charge of .60% if redeemed within one year of purchase. These data also assume reinvestment of all dividends at net asset value.

               1 Year    5 Years   10 Years  Since Inception
               ------    -------   --------  ---------------
Class A         5.34%      N/A       N/A          7.16%
Class C         8.60%      N/A       N/A          6.96%

Thornburg New Mexico Intermediate Municipal Fund (Classes A and C)

     THE FOLLOWING DATA FOR INTERMEDIATE NEW MEXICO FUND REPRESENT PAST PERFORMANCE, AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     Standardized Method of Computing Yield. The yields of the Intermediate New Mexico Fund Class A and Class C shares for the one month period ended September 30, 1995, computed in accordance with the standardized calculation described above, were 4.18% and 3.88% for Class A shares and Class C shares, respectively. This method of computing yield does not take into account changes in net asset value.

     Non-standardized Method of Computing Yield. The Intermediate New Mexico Fund's nonstandardized yields, computed in accordance with a non-standardized method, for the 7-day period ended September 30, 1995, were 4.61% and 4.13% for Class A shares and Class C shares, respectively. This nonstandardized method differs from the standardized method of computing yield in that the nonstandardized yield is computed for the 7-day period rather than a 30-day or one month period, the nonstandardized yield reflects amortization of premium based upon historical cost rather than market value, and the nonstandardized yield is computed by compounding dividends monthly rather than semiannually. This method of computing performance does not take into account changes in net asset value.

     Taxable Equivalent Yield. The Intermediate New Mexico Fund's taxable equivalent yields for Class A shares and Class C shares, computed in accordance with the methods described above using a maximum federal tax rate of 39.6% and a maximum New Mexico tax rate of 8.5%, were as shown below for the indicated periods ending on September 30, 1995:

                                                                     Taxable
                                                                  Equivalent
                                                  Yield              Yield
                                                  -----           ----------
     Standardized Method
          30 days ended 09/30/95
               Class A                            4.18%               7.57%
               Class C                            3.88%               7.02%

     Non-standardized Method
          7 days ended 09/30/95
               Class A                            4.61%               8.35%
               Class C                            4.13%               7.48%

          30 days ended 03/31/95
               Class A                           4.62%                8.36%
               Class C                           4.13%                7.48%

The nonstandardized method of computation differs from the standardized method in that the nonstandardized yield for the 7-day period is computed on a basis of seven days rather than the standard 30-day or one month period, the nonstandardized yield reflects amortization of premium based upon historical cost rather than market value, and the nonstandardized yield is computed by compounding dividends monthly rather than semiannually. The standardized and nonstandardized methods of computing yield and taxable equivalent yield do not take into account changes in net asset value.

     Average Annual Total Return. The Intermediate New Mexico Fund's Class A and Class C total return figures are set forth below for the periods shown ending September 30, 1995. Class A shares were first offered on June 21, 1991, and Class C shares were first offered on September 1, 1994. The data for Class A shares reflect deduction of the maximum sales charge of 3.50% upon purchase. The data for Class C shares relate to Class C shares sold before October 2, 1995. Class C shares sold on or after October 2, 1995 are subject to a contingent deferred sales charge if redeemed within one year of purchase. These data also assume reinvestment of all dividends at net asset value.

                    1 Year         5 Years   10 Years  Since Inception

Class A              4.31%           N/A       N/A         6.50%
Class C              7.48            N/A       N/A         6.02%


Thornburg Florida Intermediate Municipal Fund (Classes A and C)

     THE FOLLOWING DATA FOR INTERMEDIATE FLORIDA FUND REPRESENT PAST PERFORMANCE, AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     Standardized Method of Computing Yield. The yields of the Intermediate Florida Fund Class A and Class C shares for the one month period ended September 30, 1995, computed in accordance with the standardized calculation described above, were 5.02% and 4.64% for Class A shares and Class C shares, respectively. This method of computing yield does not take into account changes in net asset value.

     Non-standardized Method of Computing Yield. The Intermediate Florida Fund's nonstandardized yields, computed in accordance with a non-standardized method for the 7-day period ending September 30, 1995, were 5.10% and 4.64% for Class A shares and Class C shares, respectively. The nonstandardized method differs from the standardized method of computing yield in that the nonstandardized yield is computed for the 7-day period rather than a 30-day or one month period, the nonstandardized yield reflects amortization of premium based upon historical cost rather than market value, and the nonstandardized yield is computed by compounding dividends monthly rather than semiannually. This method of computing performance does not take into account changes in net asset value.

     Taxable Equivalent Yield. The Intermediate Florida Fund's taxable equivalent yields for Class A shares and Class C shares, computed in accordance with the methods described above using a maximum federal tax rate of 39.6%, were as shown below for the indicated periods ending on September 30, 1995:
                                                           Taxable
                                                         Equivalent
                                                  Yield     Yield
                                                  -----  -----------
     Standardized Method
          30 days ended 09/30/95
               Class A                            5.02%      8.52%
               Class C                            4.64%      7.87%

     Non-standardized Method
          7 days ended 09/30/95
               Class A                           5.10%       8.65%
               Class C                           4.64%       7.87%
          30 days ended 09/30/95
               Class A                           5.12%       8.68%
               Class C                           4.65%       7.89%

The nonstandardized method of computation differs from the standardized method in that the nonstandardized yield for the 7-day period is computed on a basis of seven days rather than the standard 30-day or one month period, the nonstandardized yield reflects amortization of premium based upon historical cost rather than market value, and the nonstandardized yield is computed by compounding dividends monthly rather than semiannually. The standardized and nonstandardized methods of computing yield and taxable equivalent yield do not take into account changes in net asset value.

     Average Annual Total Return. The Intermediate Florida Fund's Class A and Class C total return figures are set forth below for the periods shown ending September 30, 1995. Class A shares were first offered on February 1, 1994, and Class C shares were first offered on September 1, 1994. The data for Class A shares reflect deduction of the maximum sales charge of 3.50% upon purchase. The data for Class C shares relate to Class C shares sold before October 2, 1995. Class C shares sold on or after October 2, 1995 are subject to a contingent deferred sales charge if redeemed within one year of purchase. These data also assume reinvestment of all dividends at net asset value.




                    1 Year         5 Years        10 Years  Since Inception
                    ------         -------        --------  ---------------
Class A             4.44%            N/A             N/A        2.05
Class C             7.74             N/A             N/A        6.05%

     Any quoted yield or return should not be considered a representation of the yield or return in the future because neither the yield nor the return are fixed. Actual performance will depend not only on the type, quality and maturities of the investments held by the Funds and changes in interest rates on those investments, but also on changes in a Fund's expenses during the period. In addition, any change in a Fund's net asset value will affect its yield and return.

                          DISTRIBUTIONS AND TAXES

Distributions

     All of the net income of the Funds is declared daily as a dividend on shares for which they have received payment. Net income of a Fund consists of all interest income accrued on portfolio assets less all expenses of that Fund. Expenses of the Funds are accrued each day. Dividends are paid monthly and are reinvested in additional shares of the Funds at the net asset value per share at the close of business on the dividend payment date or, at the shareholder's option, paid in cash. Net realized capital gains, if any, will be distributed annually and reinvested in additional shares of the Fund at the net asset value per share at the close of business on the distribution date, or, at the shareholder's option, paid in cash. See "Accounts of Shareholders."

Federal Income Tax Matters

     Each of the National, New Mexico and Florida Funds is qualified and intends to continue its qualification under Subchapter M of the Internal Revenue Code (the "Code") for tax treatment as a regulated investment company. The other Funds intend to qualify for treatment under Subchapter M. This tax treatment relieves the Funds from paying federal income tax on income which is currently distributed to its shareholders. Each of the Funds also intends to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) which will enable it to designate distributions from the interest income generated by its investments in Municipal Obligations, which are exempt from federal income tax when received by the Funds, as Exempt Interest Dividends. Shareholders receiving Exempt Interest Dividends will not be subject to federal income tax on the amount of those dividends, except to the extent the alternative minimum tax may be applicable.

     Under the Code, interest on indebtedness incurred or continued to purchase or carry shares is not deductible. Under rules issued by the Department of the Treasury for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares. Investors with questions regarding this issue should consult with their own tax advisers.

     Shares of the Funds may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds (including any Municipal Lease that may be deemed to constitute an industrial development bond) or persons related to such "substantial users." Such persons should consult their own tax advisers before investing in Fund shares.

     Distributions by the Funds of net interest income received from certain temporary investments (such as certificates of deposit, commercial paper and obligations of the United States government, its agencies, instrumentalities and authorities), amounts attributable to market discount on bonds and net short-term capital gains realized by the Funds, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. Distributions to shareholders will not qualify for the dividends received deduction for corporations.

     Any net long-term capital gains realized by the Funds, whether distributed in cash or reinvested in additional shares, must be treated as long-term capital gains by shareholders regardless of the length of time investors have held their shares. If a Fund should have net undistributed capital gains in any year, the Fund would pay the tax on such gains and each shareholder would be deemed, for federal tax purposes, to have paid his or her pro rata share of such tax.

     If in any year either Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, (i) that Fund would incur a regular corporate federal income tax upon its net interest income, other than interest income from Municipal Obligations, for that year, and (ii) distributions to its shareholders out of net interest income from Municipal Obligations or other investments, or out of net capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of that Fund's current or accumulated earnings or profits. That Fund would fail to qualify under Subchapter M if, among other requirements, in any year (i) 30% or more of its gross income were derived from the sale or other disposition of securities held for less than three months, (ii) less than 90% of the Fund's gross income were derived from specified income sources such as dividends, interest and gains from the disposition of stock or securities or (iii) the Fund fails to satisfy the diversification of investments requirement of the Code and fails to timely cure such failure. Furthermore, a Fund would be unable to make Exempt Interest Dividends if, at the close of any quarter of its taxable year, more than 50% of the value of that Fund's total assets consisted of assets other than Municipal Obligations. Additionally, if in any year a Fund qualified as a regulated investment company but failed to distribute all of its net income, the Fund would be taxable on the undistributed portion of its net income. Although the Funds intend to distribute all of their net income currently, a Fund could have undistributed net income if, for example, expenses of the Fund were reduced or disallowed on audit.

     If a Fund has both tax-exempt and taxable interest, it will use the "actual earned method" for determining the designated percentage that is taxable income and designate the use of that method within 45 days after the end of the Fund's taxable year. Under this method, the ratio of taxable income earned during the period for which a distribution was made to total income earned during the period determines the percentage of the distribution designated taxable. The percentages of income, if any, designated as taxable will under this method vary from distribution to distribution.

     The Tax Reform Act of 1986 imposed a nondeductible excise tax on regulated investment companies if they fail to satisfy certain minimum distribution requirements. This excise tax should not have a material adverse effect on Fund operations, because each Fund intends to distribute all of its net income each year.

     Although the Funds currently include nine investment portfolios and three series of shares outstanding at the date of this Statement of Additional Information, the Funds' Trustees are authorized to divide the shares into other separate series, and to establish additional portfolios pertaining thereto. Each additional series of shares would relate to a separate investment portfolio that would be different from the portfolios covered by this Statement of Additional Information. The Trust expects that it may create other separate state or regional portfolios with investments concentrated in a particular state or region. The additional separate portfolios may be attractive for investors seeking to concentrate their investments and to minimize their liability for state income taxes on interest income earned by the respective portfolios or for minimizing taxes on intangibles, depending upon the particular states. Separate series of the Trust will be treated under the Code as separate corporations except with respect to the definitional requirements under Section 851 (a) of the Code. The legislative history of the Tax Reform Act of 1986, which amended the Code, indicates that the term "fund" means a segregated portfolio of assets, the beneficial interest of which is owned by the holders of a class or series of stock of the regulated investment company that is preferred over all other classes or series in respect of such portfolio of assets. The capital gains and losses of each series will belong solely to the holders of the shares of that series and will not be aggregated with the capital gains and losses of other series.

     As is the case with other types of income, including other tax-exempt interest income, Exempt Interest Dividends received by a shareholder will be included in his or her "modified adjusted gross income" for the year if he or she received Social Security benefits during the year. Under current law, if a person's modified adjusted gross income exceeds $44,000 for the year ($34,000 for a single individual, zero for a married individual not filing a joint income tax return and not living apart from his or her spouse at all times during the year), a portion of that person's Social Security benefits may be subject to federal income taxation.

     The Code treats interest on certain Municipal Obligations which are private activity bonds under the Code issued after August 7, 1986 (in certain cases, after September 1, 1986) as a preference item for purposes of the alternative minimum tax on individuals and corporations. The Funds may purchase private activity bonds which are subject to treatment under the Code as a preference item for purposes of the alternative minimum tax on individuals and corporations, although the frequency and amounts of those purchases are uncertain. Some portion of Exempt Interest Dividends may, as a result of such purchases, be treated as a preference item for purposes of the alternative minimum tax on individuals and corporations. Shareholders are advised to consult their own tax advisers as to the extent and effect of that treatment.

     For taxable years beginning after 1989, the Code provides that the use of adjusted net book income will be replaced by the use of adjusted current earnings in computing corporate taxes. The adjusted current earnings of a corporation will include Exempt Interest Dividends in calculating the alternative minimum tax on corporations to the extent that such Dividends are not otherwise treated as a preference item for the reasons discussed above. An environmental tax is imposed on the excess of a corporation's modified alternative minimum taxable income (minimum taxable base, discussed above, with certain modifications) over $2 million. Modified alternative minimum taxable income includes Exempt Interest Dividends. The environmental tax applies with respect to years beginning after December 31, 1986 and before January 1, 1996. Exempt Interest Dividends are included in effectively connected earnings and profits for purposes of computing the branch profits tax on certain foreign corporations doing business in the United States.

     With respect to property and casualty companies, the amount of certain cost deductions otherwise allowed is reduced (in certain cases below zero) by a specified percentage of, among other things, Exempt Interest Dividends received on shares. Commercial banks, thrift institutions and other financial institutions may not deduct their cost of carrying shares.

     Redemption or resale of shares will be a taxable transaction for federal income tax purposes and the shareholder will recognize gain or loss in an amount equal to the difference between the shareholder's basis in the shares and the amount realized by the shareholder on the redemption or resale. Assuming that the shareholder holds the shares as a capital asset, the gain or loss will be a capital gain or loss and will be long term if the shares were held for more than 12 months.

     The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Funds and their shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Funds and the income tax consequences to shareholders of the Funds.

State and Local Tax Aspects

     The exemption from federal income tax for distributions of interest income from Municipal Obligations which are designated Exempt Interest Dividends will not necessarily result in exemption under the income or other tax laws of any state or local taxing authority.

     Distributions attributable to interest on obligations originating in Alabama, Arizona, New Mexico and Tennessee will not be subject to personal income taxes imposed by the state of the same name as the Fund. For example, an individual resident in New Mexico, who owns shares in the New Mexico Fund, will not be required by New Mexico to pay income taxes on interest attributable to obligations originating in that state. Capital gains distributions are taxable by these states, irrespective of the origins of the obligations from which the gains arise.

     Individual shareholders in Pennsylvania will not be subject to Pennsylvania income tax on distributions attributable to interest on obligations originating in Pennsylvania, or distributions attributable to gains on dispositions of obligations of Pennsylvania and its political subdivisions and obligations of the United States and its territories and possessions. Additionally, individual shareholders will be exempt from Pennsylvania personal property tax on their Pennsylvania Fund shares to the extent the Fund's assets consist of obligations described in the preceding sentence. Individual residents in Pittsburgh will enjoy a similar exemption from personal property taxes imposed by the City and School District of Pittsburgh.

     Florida, Texas and Utah do not currently impose an individual income tax or do not impose an individual income tax on distributions attributable to Municipal Obligations, although capital gains distributions will be subject to personal income tax in Utah. Florida and Texas do not currently impose a state individual income tax, although such a tax has been proposed in Texas. Florida imposes a personal property or "intangibles" tax which is generally applicable to securities owned by individual residents in Florida, but the intangibles tax will not apply to Intermediate Florida Fund shares if the Fund's assets as of the close of the preceding taxable year consist only of cash, obligations of Florida and its political subdivisions, and obligations of the United States, Puerto Rico, Guam or the United States Virgin Islands.

     With respect to distributions of interest income from the Intermediate National Fund, the laws of the several states and local taxing authorities vary with respect to the taxation of such distributions, and shareholders of the Fund are advised to consult their own tax advisers in that regard. The Intermediate National Fund will advise shareholders within 60 days of the end of each calendar year as to the percentage of income derived from each state as to which it has any Municipal Obligations in order to assist shareholders in the preparation of their state and local tax returns.

Accounts of Shareholders

     When an investor makes an initial investment in shares of any Fund, the Transfer Agent will open an account on the books of that Fund, and the investor will receive a confirmation of the opening of the account. Thereafter, whenever a transaction, other than the reinvestment of interest income, takes place in the account - such as a purchase of additional shares or redemption of shares or a withdrawal of shares represented by certificates
- the investor will receive a confirmation statement giving complete details of the transaction. Shareholders will also receive at least quarterly statements setting forth all distributions of interest income and other transactions in the account during the period and the balance of full and fractional shares. The final statement for the year will provide the information for purposes described in the Prospectus under the caption "Distributions and Taxes."

     The monthly distributions of interest income, net of expenses, and the annual distributions of net realized capital gains, if any, will be credited to the accounts of shareholders in full and fractional shares of their Fund at net asset value on the payment or distribution date, as the case may be.

     The issuance and delivery of certificates for shares is unnecessary, and shareholders are thereby relieved of the responsibility of safekeeping. Upon written request to the Transfer Agent, a certificate will be issued for any or all of the full shares credited to a shareholder's account. Certificates which have been issued to a shareholder may be returned at any time for credit to his or her account. Shares so held will be redeemed as described in the Prospectus under the caption "How to Redeem Fund Shares."

           INVESTMENT ADVISER AND INVESTMENT ADVISORY AGREEMENT

     Pursuant to the Investment Advisory Agreement, Thornburg Management Company, Inc., 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501
(TMC), will act as the investment adviser for, and will manage the investment and reinvestment of the assets of the Funds in accordance with each Fund's investment objectives and policies, subject to the general supervision and control of the Funds' Trustees.

     TMC is investment adviser for Thornburg Limited Term Municipal Fund, Inc., a series investment company with two fund series having aggregate assets of approximately $1,016,000,000 as of September 30, 1995. TMC also acts as investment adviser for Thornburg Limited Term U.S. Government Fund and Thornburg Limited Term Income Fund, separate series of the Trust which had assets of $144,500,000 and $24,100,000, respectively, as of September 30, 1995. TMC is also a sub-adviser for Daily Tax-Free Income Fund, Inc., a registered investment company.

     TMC will provide continuous professional investment supervision. In addition to managing each Fund's investments, TMC will administer the Fund's business affairs, provide office facilities and certain clerical, bookkeeping and administrative services. Pursuant to the Investment Advisory Agreement, each of the Funds will pay to TMC a monthly management fee at an annual percentage rate of the daily average net assets of the Fund, applied in accordance with the following table, in consideration of the services and facilities furnished by TMC. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

          Net Assets                       Annual Rate
          ---------------------------      -----------
          0 to $500 million                 .625%
          $500 million to $1 billion        .575%
          $1 billion to $1.5 billion        .525%
          $1.5 billion to 2.0 billion       .475%
          More than $2.0 billion            .400%

     In addition to the fee of TMC, the Funds will pay all other costs and expenses of their operations. The Funds also will bear the expenses of registering and qualifying the Funds and the shares for distribution under federal and state securities laws, including legal fees. The management fee will be reduced, or TMC will assume certain expenses, in an amount necessary to prevent any Fund's total expenses (including TMC's fee, but excluding interest, taxes, brokerage and, to the extent permitted by applicable state securities laws, extraordinary expenses) in any fiscal year from exceeding the limits prescribed by any state in which the Funds' shares are qualified for sale. The Funds currently believe that the most restrictive limitation applicable to them is 2% of the first $10 million in assets, 1.5% of the next $20 million, and 1% of assets in excess of $30 million.

     For the three most recent fiscal periods ended September 30, 1993, 1994 and 1995, and for the six months ended March 31, 1995, with respect to each Fund, the amounts paid to TMC by each Fund were as follows:

                                           1993       1994        1995
                                         --------  ----------  ----------
Intermediate National Fund               $335,046  $1,062,263  $1,161,410
Intermediate New Mexico Fund             $218,713  $  670,111  $  763,774

Intermediate Florida Fund                   N/A         -0-           -0-

The Florida Fund commenced operations on February 1, 1994. TMC has waived and deferred its rights to fees in the foregoing periods as follows:

                                            1993       1994       1995
                              --------    --------   --------  ----------
Intermediate National Fund    $268,212    $462,663   $199,442  $  191,779
Intermediate New Mexico Fund  $259,170    $393,167   $199,574  $  101,636
Intermediate Florida Fund        N/A         N/A     $ 21,760  $   73,419

TMC may (but is not obligated to) waive its rights to any portion of its fees in the future, and may use any portion of its fee for purposes of shareholder and administrative services and distribution of Fund shares. During the fiscal year ended September 30, 1995, the Funds reimbursed TMC in the amounts of $21,298 (National), $14,041 (New Mexico) and $875 (Florida) for certain accounting expenses incurred by TMC on behalf of those Funds.

     The Investment Advisory Agreement was approved for the Intermediate New Mexico Fund, the Intermediate National Fund and the Intermediate Texas Fund on June 4, 1991 by the Trustees of the Funds, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Funds or TMC, and became effective for the New Mexico Fund and the National Fund on June 20, 1991. The Investment Advisory Agreement was similarly approved on October 4, 1993 by the Trustees for the Intermediate Alabama Fund, Intermediate Florida Fund, Intermediate Pennsylvania Fund, Intermediate Tennessee Fund and Intermediate Utah Fund. The Investment Advisory Agreement was approved for the Intermediate Arizona Fund on January 24, 1994. The Agreement is currently effective only for the Intermediate National Fund, the Intermediate Florida Fund and the Intermediate New Mexico Fund, and will become effective for any Fund upon its commencement of operations and sale of shares. The Investment Advisory Agreement was presented to the shareholders for approval at a special shareholder meeting called for each of the Intermediate National Fund and Intermediate New Mexico Funds on January 24, 1992, at which the Agreement was approved by a majority of the outstanding voting securities of each Fund. The Trustees do not intend to submit the Agreement to shareholders of any other series for approval. The initial term of this Agreement is two years, with extensions for successive 12-month periods, provided that the continuation for a Fund is approved at least annually by a majority of the Trustees who are not "interested" within the meaning of the Investment Company Act of 1940 or by a vote of the majority of the Fund's shares then outstanding. The Agreement may be terminated by either party, at any time without penalty, upon 60 days' written notice, and will terminate automatically in the event of its assignment. Termination will not affect the right of TMC to receive payments on any unpaid balance of the compensation earned prior to termination. The Agreement further provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of TMC, or of reckless disregard of its obligations and duties under the Agreement, TMC will not be liable for any action or failure to act in accordance with its duties thereunder.

     H. Garrett Thornburg, Jr., Chairman and a Trustee of the Trust, is also a Director and controlling stockholder of TMC.

                      SERVICE AND DISTRIBUTION PLANS

Service Plans - All Classes

     Each of the Funds has adopted a plan and agreement of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("Service Plan") which is applicable to Class A and Class C shares of each Fund. The Plan permits each Fund to pay to TMC (in addition to the management fee and reimbursements described above) an annual amount not exceeding .25 of 1% of the Fund's assets to reimburse TMC for specific expenses incurred by it in connection with certain shareholder services and the distribution of that Fund's shares to investors. TMC may, but is not required to, expend additional amounts from its own resources in excess of the currently reimbursable amount of expenses. Reimbursable expenses include the payment of amounts, including incentive compensation , to securities dealers and other financial institutions, including banks (to the extent permissible under the Glass-Steagall Act and other federal banking laws), for administration and shareholder services. The nature and scope of services provided by dealers and other entities likely will vary from entity to entity, but may include, among other things, processing new account applications, preparing and transmitting to the Transfer Agent computer processible tapes of shareholder account transactions, and serving as a source of information to customers concerning the Funds and transactions with the Funds. The Service Plan does not provide for accrued but unpaid reimbursements to be carried over and paid to TMC in later years.

     The Funds paid to TMC the amounts shown in the table below, under the terms of the Service Plan for the fiscal year ended September 30, 1995. Amounts reimbursed to TMC under the Plan were paid by TMC principally as compensation to securities dealers and other persons selling the Funds' shares, for administration and shareholder services.

Year ended 09/30/95      Class A          Class C
     National            $500,756         $ 4,947
     New Mexico          $332,809         $   220
     Florida             $ 20,103         $   186

Class C Distribution Plan

     Each Fund has adopted a plan and agreement of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, applicable only to the Class C shares of that Fund ("Class C Distribution Plan"). The Class C Distribution Plan provides for the Fund's payment to TSC on a monthly basis of an annual distribution fee of .75% of the average daily net assets attributable to the Fund's Class C shares.

     The purpose of the Class C Distribution Plan is to compensate TSC for its services in promoting the sale of Class C shares of the Fund. TSC expects to pay compensation to dealers and others selling Class C shares from amounts it receives under the Class C Distribution Plan. TSC also may incur additional distribution-related expenses in connection with its promotion of Class C shares sales, including payment of additional incentives to dealers, advertising and other promotional activities and the hiring of other persons to promote the sale of shares.

     The Funds paid to TSC $12,862 (National), $573 (New Mexico), and $484 (Florida) under the Class C Distribution Plan for the fiscal year ended September 30, 1995. Amounts paid to TSC under the Plan were paid by TSC principally as compensation to securities dealers and other persons selling the Funds' shares.

     The Glass-Steagall Act prohibits certain banks from underwriting mutual fund shares, but the Funds do not believe that this prohibition will apply to the arrangements described in the Plans. However, no assurance can be given that the Glass-Steagall Act will not be interpreted so as to prohibit these arrangements. In that event, the Funds' ability to market their shares could be impaired to a small extent. The Funds do not foresee that they will give preference to banks or other depository institutions which receive payments from TMC when selecting investments for the Funds.

     Each Plan continues in effect for periods of 12 months each unless terminated pursuant to its terms and may be continued from year to year thereafter, provided that the continuance is approved at lease annually by a vote of a majority of the Trustees, including a majority of the independent Trustees cast in person at a meeting called for the purpose of voting on such continuance. Each Plan also may be terminated at any time, without penalty, if a majority of the independent Trustees or shareholders of a Fund class vote to terminate the Plan for that class. So long as a Plan is in effect, the selection and nomination of Trustees who are not "interested persons" of a Fund shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may not be amended to increase materially the amount of a Fund's payments thereunder without approval of the shareholders of the affected classes. Under each Plan, the investment adviser or the principal underwriter (as the case may be), or the Funds, by a vote of a majority of the independent Trustees or of the holders of a majority of the outstanding shares, may terminate the provisions retaining the services of TMC or TSC under the Plan, without penalty. The Trustees have the authority to approve continuance of a Plan without similarly approving a continuance of the provisions retaining TMC or TSC thereunder.

     To the extent that a Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it will remain in effect as such, so as to authorize the use of the Fund's assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act and the rules thereunder. To the extent it constitutes an agreement pursuant to a plan, it will terminate automatically in the event of an "assignment." Upon termination, no further payments may be made under the agreement except for amounts previously accrued by unpaid. The Funds may continue to make payments pursuant to the Plan of the amounts authorized to be paid, which may or may not be to TMC or TSC, as the case may be, or the adoption of other similar arrangements, in each case by the Funds' Trustees, including a majority of the independent Trustees by vote cast in person at a meeting called for that purpose.

     Information regarding the services rendered under the Plan and the amounts paid therefor is provided to, and reviewed by, the Trustees on a quarterly basis. In their quarterly review, the Trustees consider the continued appropriateness of the Plan and the level of compensation provided therein.

                          PORTFOLIO TRANSACTIONS

     TMC, in effecting purchases and sales of portfolio securities for the accounts of the Funds, will place orders in such manner as, in the opinion of TMC, will offer the best price and market for the execution of each transaction. Securities normally will be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution obtainable, it will be the practice of the Funds to select dealers which, in addition, furnish research information (primarily credit analyses of issuers) and statistical and other services to TMC. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to TMC's own research efforts, the receipt of research information is not expected significantly to reduce TMC's expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, TMC may also give consideration to those firms which have sold or are selling shares of the Funds. While TMC will be primarily responsible for the placement of the Funds' business, the policies and practices of TMC in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees of the Funds.

     TMC reserves the right to manage other investment companies and investment accounts for other clients which may have investment objectives similar to those of the Funds. Subject to applicable laws and regulations, TMC will attempt to allocate equitably portfolio transactions among the Funds and the portfolios of its other clients purchasing securities whenever decisions are made to purchase or sell securities by the Funds and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Funds and such other clients, the size of investment commitments generally held by the Funds and such other clients and opinions of the persons responsible for recommending investments to the Funds and such other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to the Funds from time to time, it is the opinion of the Funds' Trustees that the benefits available from TMC's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Trustees will review simultaneous transactions.

     The Funds' portfolio turnover rates for the two most recent fiscal years are as follows:

                               1994      1995
                              ------    ------
Intermediate National Fund    48.30%    32.20%
Intermediate New Mexico Fund   6.62%    17.06%
Intermediate Florida Fund     15.55%    89.60%



                   MANAGEMENT AND HOLDERS OF SECURITIES

     The management of the Funds, including general supervision of the duties performed by TMC under the Investment Advisory Agreements, is the responsibility of its Trustees. There are four Trustees, one of whom is an "interested person." The names of the Trustees and officers and their principal occupations and other affiliations during the past five years are set forth below, with the Trustee who is an "interested person" of the Funds indicated by an asterisk:

     H. GARRETT THORNBURG, JR.,* 49, Trustee, President: Director, Chairman (since January of 1987) and Treasurer of Thornburg Limited Term Municipal Fund, Inc. (a mutual fund investing in certain municipal securities) since its inception in 1984; Chairman and Director of Thornburg Mortgage Advisory Corporation since its formation in 1989; Chairman and Director of Thornburg Mortgage Asset Corporation (real estate investment trust) since its formation in 1993; Executive Vice President of Daily Tax Free Income Fund, Inc. (mutual fund) since its formation in 1982 and a Director from 1982 to June 1993; President and Director of TMC since its formation in 1982.

     DAVID A. ATER, 49, Trustee: Principal in Ater & Ater Associates, Santa Fe, New Mexico (developer, planner and broker of residential and commercial real estate) since 1990; owner, developer and broker for various real estate projects; Director of Thornburg Mortgage Asset Corporation (real estate investment trust) since 1994.

     J. BURCHENAL AULT, 69, Trustee: Independent Fundraising Counsel, May 1986 to present; Trustee, Woodrow Wilson International Center for Scholars; Provost, St. John's College, Santa Fe, New Mexico, from 1986 through May 1991; Director of Thornburg Limited Term Municipal Fund, Inc. since its formation in 1984; Director of Farrer, Strauss & Giroux (publishers) since 1968.

     FORREST S. SMITH, 64, Trustee: Attorney in private practice, Santa Fe, New Mexico; shareholder Catron, Catron & Sawtell (law firm), Santa Fe, New Mexico, 1988 to present.

     BRIAN J. MCMAHON, 40, Vice President and Assistant Secretary: President of Thornburg Limited Term Municipal Fund, Inc. since January, 1987 and Vice President since its formation in 1984; Managing Director of TMC since December 1985 and a Vice President since April 1984.

     STEVEN J. BOHLIN, 36, Vice President and Treasurer: Vice President of Thornburg Limited Term Municipal Fund, Inc. since November 1988 and Assistant Vice President from 1985 to November 1988; Managing Director of TMC since December 1990 and Vice President since December 1988.

     DAWN B. SHAPLAND, 48, Secretary and Assistant Treasurer: Secretary, Thornburg Limited Term Municipal Fund, Inc. since its formation in 1984; Vice President, Daily Tax Free Income Fund, Inc. since 1989; Managing Director of TMC since 1985 and a Vice President since January 1984.

     WILLIAM FRIES, 56, Vice President: Managing Director of TMC since May 1995 and Vice President of Thornburg Limited Term Municipal Fund, Inc. since June 1995; Vice President of USAA Investment Management Company from 1982 to 1995.

     KEN ZIESENHEIM, 41, Vice President: Managing Director of TMC since 1995 and Vice President of Thornburg Limited Term Municipal Fund, Inc. since 1995; Senior Vice President of Financial Services, Raymond James & Associates, Inc. from 1991 to 1995.

     JOHN ARIOLA, 26, Assistant Vice President: Assistant Vice President of Thornburg Limited Term Municipal Fund, Inc. since July 1992; Accountant, Thornburg Investment Trust and Thornburg Limited Term Municipal Fund, Inc. since June 1991; Associate of TMC since 1992; Staff Auditor, Inventory Auditors, Albuquerque, New Mexico, June 1987 to June 1991; student, University of New Mexico, 1986 to 1990.

     SUSAN ROSSI, 34, Assistant Vice President: Assistant Vice President of Thornburg Limited Term Municipal Fund, Inc. since July 1992; Associate of TMC since June 1990.

     GEORGE STRICKLAND, 32, Assistant Vice President: Assistant Vice President of Thornburg Limited Term Municipal Fund, Inc. since July 1992; Associate of TMC since July 1991; Investor Representative, Calvert Group, Washington, D.C., 1989 to 1991.

     JONATHAN ULLRICH, 26, Assistant Vice President: Assistant Vice President of Thornburg Limited Municipal Fund, Inc. since July 1992; Associate, of TMC since September 1991; student, Brown University, 1987 to 1991.

    CHRISTINE E. THOMPSON, 29, Assistant Vice President: Assistant Vice President, Thornburg Limited Term Municipal Fund, Inc. since June 1993; Associate of TMC since June 1992; Office Manager, Town and Country Janitorial Services, Inc., Greenland, New Hampshire, September 1991 to February 1992; Salesperson and later Department Manager, The Harvard Cooperative society, Cambridge, Massachusetts, May, 1990 to September, 1991.

     The business address of each person listed is 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501. Mr. Thornburg is a Director and the President of TSC, and Executive Vice President of Daily Tax-Free Income Fund, Inc.

     The officers and Trustees affiliated with TMC will serve without any compensation from the Funds. The Trust pays each Trustee who is not an employee of TMC or an affiliated company a fee of $1,000 for each meeting of the Trustees attended by the Trustee, pays an annual stipend of $1,000 to each Trustee who serves on the Trust's audit committee, and reimburses all Trustees for travel and out-of-pocket expenses incurred in connection with attending such meetings.

     As of November 8, 1995, National Fund had 17,591,815 shares outstanding, New Mexico Fund had 10,382,494 shares outstanding, and Florida Fund had 1,382,494 shares outstanding. Class B shares issued and outstanding as of September 30, 1995 were converted to Class A shares.

     As of September 30, 1995, the following persons owned, beneficially or of record, 5% or more of a Fund's outstanding shares:

                                                  No. of    % of
Shareholder                   Fund                Shares    Total Shares

Merrill Lynch, Pierce,        New Mexico Fund     634,575   6.11%
Fenner & Smith
Mutual Fund Operations
P. O. Box 45286
Jacksonville, FL 32232-5286

E. Good                       Florida Fund         92,805   6.75%
Naples, FL

M. Bozzelli                   Florida Fund         73,235   5.32%
Sarasota, FL

As of the same date, officers and trustees of the Trust, as a group (together with family members), owned themselves or through affiliated persons 672,186 shares of the Intermediate New Mexico Fund representing 6.47% of the Fund's outstanding shares on that date; officers and trustees of the Trust, as a group (together with family members), owned themselves or through affiliated persons less than 1% of the National Fund and less than 1% of the Florida Fund.

                        HOW TO PURCHASE FUND SHARES

     Procedures with respect to the manner in which shares of the Funds may be purchased and how the offering price is determined are set forth in the Prospectus under the caption "BUYING FUND SHARES IN GENERAL."

     The Prospectus states that certain classes of investors, specified below, may purchase Class A shares of the Funds at variations to the Public Scale. The Trust may change or eliminate these variations at any time.

     (1) Existing shareholders of a Fund may purchase shares upon the reinvestment of dividends and capital gains distributions with no sales charge. This practice is followed by many investment funds that charge sales loads for new investments.

     (2) Shareholders of a Fund who have redeemed all or any portion of their investment in Class A shares of a Fund may purchase Class A shares with no sales charge up to the maximum dollar amount of their shares redeemed within 24 months of the redemption date, provided that the shareholder's dealer or the shareholder must notify TSC or the Transfer Agent at the time an order is placed that such a purchase would qualify for this variation to the Public Scale. Similar notifications must be made in writing by the dealer, the broker, or the shareholder when the order is placed by mail. The sales charge will not be eliminated if notification is not furnished at the time of the order or a review of TSC's or the Transfer Agent's records fails to confirm the investor's represented previous holdings.

     (3) Persons may purchase Class A shares of a Fund at no sales charge if they redeem Class A shares of the Fund or any other series of Thornburg Investment Trust, or of any series of Thornburg Limited Term Municipal Fund, Inc., and reinvest some or all of the proceeds within 24 months. The shareholder's dealer or the shareholder must notify TSC or the Transfer Agent at the time an order is placed that the purchase qualifies for this variation to the Public Scale.

     The special classes of shareholders in subsections (2) and (3) above were created as a convenience for those shareholders who invest in a Fund and subsequently make a decision to redeem all or part of their investment for a temporary period. In some cases, the existence of this special class of shareholders will act as further inducement for certain individuals to make an initial investment in a Fund, particularly if those investors feel that they might have a temporary need to redeem all or part of their investment in the coming years. Shareholders who have previously invested in a Fund are more familiar than the general public with the Fund, its investment objectives, and its results. The costs to TSC of its marketing to these individuals and maintaining the records of their prior investment are minimal compared to the costs of marketing the Fund to the public at large.

     (4) Officers, Trustees, directors and employees of the Trust, TMC, TSC, the Custodian and Transfer Agent, and counsel to the Trust, while in such capacities, and members of their families, including trusts for the benefit of the foregoing, may purchase shares of a Fund with no sales charge, provided that they notify TSC or the Transfer Agent at the time an order is placed that a purchase will qualify for this variation from the Public Scale. The sales charge will not be eliminated if the notification is not furnished at the time of the order or a review of Fund records fails to confirm that the investor's representation is correct. The reduced sales charge to these persons is based upon the Trust's view that their familiarity with and loyalty to the Funds will require less selling effort by the Fund, such as a solicitation and detailed explanation of the conceptual structure of the Funds, and less sales-related expenses, such as advertising expenses, computer time, paper work, secretarial needs, postage and telephone costs, than are required for the sale of shares to the general public. Inclusion of the families of these persons is based upon the Trust's view that the same economies exist for sales of shares to family members.

     (5) Employees of brokerage firms who are members in good standing with the National Association of Securities Dealers, Inc. ("NASD"), employees of financial planning firms who place orders for the Funds placed directly with the Transfer Agent or TSC and through a broker/dealer who is a member in good standing with the NASD, and employees of eligible non-NASD members which accept orders for shares of the Fund on an agency basis and clear those orders through a broker/dealer who is a member in good standing with NASD, and their families, including trusts for the benefit of the foregoing, may purchase shares of the Funds for themselves with no sales charge, provided that (i) the order must be through a NASD member firm which has entered into a Selected Dealer Agreement with TSC to distribute shares of the Fund, and
(ii) the shareholder's broker/dealer or the shareholder must notify TSC or the Transfer Agent at the time an order is placed that the purchase would qualify for this variation to the Public Scale. Similar notification must be made in writing by the dealer, the broker, or the shareholder when such an order is placed by mail. The reduced sales charge will not apply if the notification is not furnished at the time of the order or a review of TSC's, the dealer's, the broker's or the Transfer Agent's records fails to confirm that the investor's representation is correct.

     Because they sell the Funds' shares, these individuals tend to be much more aware of the Funds than the general public. Any additional costs to TSC of marketing to these individuals are minimal.

     (6) Bank trust departments, companies with trust powers and investment advisers who receive compensation on a fee basis may purchase shares of a Fund for their customers at no sales charge, provided that these persons notify TSC or the Transfer Agent, at the time an order qualifying for this reduced charge is placed, that such a purchase would qualify for this variation to the Public Scale.

     (7) Purchases of Class A shares of any Fund may be made at net asset value provided that such purchases are placed through a broker that maintains one or more omnibus accounts with the Funds and such purchases are made by
(i) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; (ii) clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent; and (iii) retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a) through 403(b) or 457 of the Internal Revenue Code and "rabbi trusts." Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

     These organizations may charge fees to clients for whose accounts they purchase shares of a Fund in a fiduciary capacity. Where the reduced sales charge applies, notification is required at the time the order is received, and a review of TSC's or Transfer Agent's records must confirm that the investor's representation is correct.

     (8) No sales charge will be payable at the time of purchase on investments of $1 million or more made by a purchaser. A contingent deferred sales charge ("CDSC") will be imposed on these investments in the event of a share redemption within 1 year following the share purchase at the rate of 1/2 of 1% of the value of the shares redeemed. In determining whether a CDSC is payable and the amount of any fee, it is assumed that shares not subject to the charge are the first redeemed, followed by other shares held for the longest period of time. The applicability of these fees will be unaffected by transfers of registration. TSC or TMC intend to pay a commission of up to 1/2 of 1% to dealers who place orders of $1 million or more for a single purchaser.

     (9) Certain employee benefit plans and insurance company separate accounts used to fund annuity contracts may purchase shares of the Funds at no sales charge. TSC or TMC intend to pay a commission of up to 1/2 of 1% to dealers who place orders for these plans.

     (10) Charitable organizations or foundations, including trusts established for the benefit of charitable organizations or foundations, may purchase shares of the Funds at no sales charge. TSC or TMC intend to pay a commission of up to 1/2 of 1% to dealers who place orders for these purchasers.

     The investment decisions of the persons and organizations described in the foregoing paragraphs tend to be made by informed fiduciaries or other advisers. Typically, these persons are better able than the general public to evaluate quickly the appropriateness of a Fund's investment objectives and performance in light of their customers' goals. In certain cases, these organizations may approach a Fund directly with no solicitation after reading performance data in trade publications. Consequently costs of marketing to these persons and organizations likely will be minimal.

     (11) In any case where the Fund acquires substantially all of the assets of a registered investment company in exchange for the Fund's shares, no sales charge will be imposed. Such exchanges are preceded by the distribution of materials to the shareholders at the acquired company, which explain the transaction. The preparation and dissemination of these materials and other information relating to such a transaction commonly are paid for by TMC rather than the Fund or TSC.

     (12) Such persons as are determined by the Trustees to have acquired shares under special circumstances, not involving any sales expense to the Fund or to TSC, may purchase shares of the Fund with no sales charge. This variation from the Public Scale contemplates circumstances where a relatively large sale can be made at no distribution cost to a large investor or a number of smaller investors who are similarly situated. In the contemplated circumstances, there would be no cost of distribution, or any costs would be paid by TMC.

     (13) Shares of the Fund may be sold at a reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to or permits group solicitation of its employees, members or participants. Information on these arrangements is available from TSC.

     (14) Investors may purchase shares of any Fund at net asset value without a sales charge to the extent that the purchase represents proceeds from a redemption (within the previous 60 days) of shares of another mutual fund which has a sales charge. When making a direct purchase at net asset value under this provision, the Fund must receive one of the following with the direct purchase order: (i) the redemption check representing the proceeds of the shares redeemed, endorsed to the order of the Fund, or (ii) a copy of the confirmation from the other fund, showing the redemption transaction. Standard back office procedures should be followed for wire order purchases made through broker dealers. Purchases with redemptions from money market funds are not eligible for this privilege. This provision may be terminated anytime by TSC or the Funds without notice.

                              NET ASSET VALUE

     Procedures for determining the net asset value of the Funds' shares are set forth in the Prospectus.

     The Funds will calculate the net asset value at least once daily on days when the New York Stock Exchange is open for trading, and more frequently if deemed desirable by the Trust. Net asset value will not be calculated on New Year's Day, Washington's Birthday (on the third Monday in February), Good Friday, Memorial Day (on the last Monday in May), Independence Day, Labor Day, Thanksgiving Day, Christmas Day, on the preceding Friday if any of the foregoing holidays falls on a Saturday, and on the following Monday if any of the foregoing holidays falls on a Sunday. Under the Investment Company Act of 1940, net asset value must be computed at least once daily on each day
(i) in which there is a sufficient degree of trading in a Fund's portfolio securities that the current net asset value of its shares might be materially affected by changes in the value of such securities and (ii) on which an order for purchase or redemption of its shares is received.

                           REDEMPTION OF SHARES

     Procedures with respect to redemption of Fund shares are set forth in the Prospectus under the caption "How to Redeem Fund Shares."

     The Funds may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Funds normally utilize is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Funds' investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit for protection of the shareholders of a Fund.

                                DISTRIBUTOR

     Pursuant to a Distribution Agreement with the Trust, Thornburg Securities Corporation acts as the principal underwriter of Fund shares. The Funds do not bear selling expenses except (i) those involved in registering shares with the Securities and Exchange Commission and qualifying them or the Funds with state regulatory authorities, and (ii) expenses paid under the Service and Distribution Plans which might be considered selling expenses. Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with regard to the Investment Advisory Agreement, except that termination other than upon assignment requires six months' notice.

     H. Garrett Thornburg, Jr. President, Treasurer and a Trustee of the Funds, is also Director and controlling stockholder of TSC.

                           INDEPENDENT AUDITORS

     McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017, is the independent auditor of the Funds for the fiscal year ending September 30, 1996. Shareholders will receive semi-annual unaudited financial statements, and annual financial statements audited by the independent auditors.

                           FINANCIAL STATEMENTS

     Statements of Assets and Liabilities including Schedules of Investments as of September 30, 1995, Statements of Operations for the year then ended and Statements of Changes in Net Assets for the two years in the period ended September 30, 1995, Notes to Financial Statements, Financial Highlights, and Independent Auditor's Reports dated October 27, 1995 are incorporated herein by reference from those Funds' respective Annual Reports to Shareholders for the year ended September 30, 1995.